                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 19, 2002
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                             Cooper Industries, Ltd.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Bermuda
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                 (State or Other Jurisdiction of Incorporation)

        1-31330                                            98-0355628
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(Commission File Number)                       (IRS Employer Identification No.)

 600 Travis, Suite 5800, Houston, Texas                      77002
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(Address of Principal Executive Offices)                   (Zip Code)

                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

        Exhibits

        99.1 Cooper Industries, Ltd. (the "Company") "Sales Trends" to be posted on the Company's website.

Item 9. Regulation FD Disclosure.

Posting of Sales Trends Information

On August 19, 2002, the Company will post on its website the "Sales Trends" information attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COOPER INDUSTRIES, LTD.
                                       (Registrant)

Date: August 19, 2002                  /s/ D. Bradley McWilliams
                                       -----------------------------------------
                                       D. Bradley McWilliams
                                       Senior Vice President and
                                       Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
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 99.1             Company "Sales Trends" to be posted on the Company's website.